SECOND AMENDMENT TO FOURTH AMENDED AND
        RESTATED LOAN AGREEMENT

          THIS SECOND AMENDMENT (this "Amendment") to the Fourth Amended and Restated Loan Agreement is entered into as of the 7th day of March, 1997, by and between The Huntington National Bank (the "Bank") as lender, and Intrenet, Inc. (the "Borrower"), and Advanced Distribution System, Inc., Eck Miller Transportation Corporation, INET Logistics, Inc., Mid-Western Transport, Inc., Roadrunner Enterprises, Inc., Roadrunner Trucking, Inc., Roadrunner Distribution Services, Inc. and Roadrunner International Services, Inc. (herein collectively referred to as the "Subsidiaries"; the Borrower and the Subsidiaries are herein collectively and separately referred to as a "Company" or the "Companies"), as borrowers.

                            RECITALS:

     A. On February 24, 1988, the Borrower, certain of its subsidiaries, the Bank and one other lender (hereinafter collectively referred to as the "Banks"), and The Huntington National Bank, as Agent for the Bank and National City (the "Agent"), executed a certain Loan Agreement (herein the "1988 Loan Agreement"), which set forth the terms and conditions of certain loans and extensions of credit; and

     B. Pursuant to the 1988 Loan Agreement, on or about February 24, 1988, and March 4, 1988, the Borrower and certain of its Subsidiaries executed and delivered to the Banks and the Agent certain other loan documents in connection with the extensions of credit provided for in the 1988 Loan Agreement, including without limitation, closing certificates, revolving notes with term options, letter of credit reimbursement agreements, security agreements, continuing guaranties unlimited, an escrow agreement, a Regulation U Statement, and related documents (herein collectively the "1988 Closing Documents"); and

     C. On or about March 18, 1988, the Borrower, certain of its Subsidiaries, the Banks and the Agent executed a certain First Amendment to Loan Agreement (herein the "First Amendment") which modified provisions and terms of the 1988 Loan Agreement in connection with establishing a certain Employee Stock Ownership Plan transaction; and

     D. On or about April 15, 1988, the Borrower, certain of its Subsidiaries, the Banks and the Agent executed a certain Second Amendment to Loan Agreement (herein the "Second Amendment") which modified provisions and terms of the 1988 Loan Agreement in connection with the sale by the Borrower to Pinnacle Enterprises, Inc. of shares of capital stock of Kintla Enterprises, Inc.; and

     E. On or about May 11, 1988, the Borrower, certain of its subsidiaries, the Banks and the Agent executed a certain Third Amendment to Loan Agreement (herein the "Third Amendment") which modified provisions and terms of the 1988 Loan Agreement in connection with certain ownership and management changes; and

     F. On or about May 16, 1988, the Borrower, certain of its subsidiaries, the Banks and the Agent executed a certain Fourth Amendment to Loan Agreement (herein the "Fourth Amendment") which modified provisions and terms of the 1988 Loan Agreement in connection with certain duties and lending percentages; and

     G. On or about July 22, 1988, the Borrower, certain of its subsidiaries, the Banks and the Agent executed a certain Fifth Amendment to Loan Agreement (herein the "Fifth Amendment") which modified provisions and terms of the 1988 Loan Agreement in connection with certain duties and lending percentages, changes in management and ownership, and the agreement of Roadrunner Enterprises, Inc. to be bound by the terms and conditions of the 1988 Loan Agreement (the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, and Fifth Amendment are herein collectively referred to as the "Amendments"); and

     H. On or about July 22, 1988, the Borrower and certain of its subsidiaries executed and delivered to the Banks and the Agent in connection with the 1988 Loan Agreement and the Amendments, a collateral assignment and security agreement for a certain promissory note owing to the Borrower from Pinnacle Enterprises, Inc., substitute revolving notes and standby letter of credit reimbursement agreements, closing certificate of Roadrunner Enterprises, Inc., Federal Reserve Form U-l, a continuing guaranty unlimited of Roadrunner Enterprises, Inc., a security agreement of Roadrunner Enterprises, Inc., financing statements of Roadrunner Enterprises, Inc. and related documents (herein collectively the "Supplemental Documents"). The 1988 Loan Agreement, the 1988 Closing Documents, the Amendments and the Supplemental Documents are herein collectively referred to as the "1988 Loan Documents"; and

     I. On or about February 6, 1989, the Borrower, certain of its Subsidiaries, the Banks and the Agent executed a certain Amended and Restated Loan Agreement (herein the "1989 Loan Agreement"), which set forth the terms and conditions of certain loans and extension of credit; and

     J. Pursuant to the 1989 Loan Agreement, on or about February 6, 1989, the Borrower and certain of its subsidiaries executed and delivered to the Banks and the Agent certain other loan and security documents in connection with the extensions of credit provided for in the 1989 Loan Agreement, including without limitation, certain revolving promissory notes, a certain letter of credit reimbursement agreement, mortgages, deeds of trust, security agreements, assignments, powers of attorney, cash management agreements, controlled disbursement agreements, closing certificates, loan expense and disbursement statements, covenants not to sue, a certain intercorporate funding agreement, regulation, statements, a certain record assignment, affidavits, and related documents (herein collectively the "1989 Closing Documents"); and

     K. On or about May 12, 1989, the Borrower, certain of its subsidiaries, the Banks and the Agent executed a certain First Amendment to Amended and Restated Loan Agreement (the "First Amendment to the 1989 Loan Agreement"), which modified provisions and terms of the 1989 Loan Agreement in connection with the amount of the extension of credit and to provide for a certain fee to the Banks for the same; and

     L. On or about September 7, 1990, the Borrower, certain of its subsidiaries, the Banks and the Agent executed a certain Second Amendment to Amended and Restated Loan Agreement (herein the "Second Amendment to the 1989 Loan Agreement"), which modified provisions and terms of the 1989 Loan Agreement in connection with the maximum amount of credit extended under the 1989 Loan Agreement and to modify the provisions of the lending formula applicable to such extension of credit. The 1989 Loan Agreement, the 1989 Closing Documents, the First Amendment to the 1989 Loan Agreement, and the Second Amendment to the 1989 Loan Agreement are herein collectively referred to as the "1989 Loan Documents"; and

     M. On or about January 15, 1991, the Banks, the Agent , and the Companies (with the exception of Roadrunner Distribution Services, Inc., Roadrunner International Services, Inc. and INET Logistics, Inc.) executed a certain Second Amended and Restated Loan Agreement (herein the "1991 Loan Agreement"), which set forth the terms and conditions of certain loans and extensions of credit; and

     N. On or about January 15, 1991, pursuant to the 1991 Loan Agreement, the Companies (with the exception of Roadrunner Distribution Services, Inc., Roadrunner International Services, Inc. and INET Logistics, Inc.) executed and delivered to the Banks and the Agent certain other loan and security documents in connection with the extension of credit provided for in the 1991 Loan Agreement, including without limitation, certain revolving notes, fixed asset notes, short term notes, a letter of credit reimbursement agreement, an intercorporate funding agreement, security agreements, Regulation U statements, stock certificates, financing statements, mortgages, mortgage modification agreements and related documents (herein collectively the "1991 Closing Documents"); and

     O. On or about September 27, 1991, the Banks, the Agent and the Companies (with the exception of Roadrunner Distribution Services, Inc., Roadrunner International Services, Inc. and INET Logistics, Inc.) executed a certain First Amendment to Second Amended and Restated Loan Agreement (the "First Amendment to the 1991 Loan Agreement"), thereby amending and modifying certain terms contained in the 1991 Loan Agreement; and

     P. On or about November 22, 1991, the Banks, the Agent and the Companies (with the exception of Roadrunner Distribution Services, Inc., Roadrunner International Services, Inc. and INET Logistics, Inc.) executed a certain Second Amendment to Second Amended and Restated Loan Agreement (the "Second Amendment to the 1991 Loan Agreement"), thereby amending and modifying certain terms contained in the 1991 Loan Agreement; and

     Q. On or about March 24, 1992, the Banks, the Agent and the Companies (with the exception of Roadrunner International Services, Inc. and INET Logistics, Inc.) executed a certain Third Amendment to Second Amended and Restated Loan Agreement (the "Third Amendment to the 1991 Loan Agreement") thereby amending and modifying certain terms contained in the 1991 Loan Agreement; and

     R. On or about April 9, 1992, the Banks, the Agent and the Companies (with the exception of INET Logistics, Inc.) executed a certain Fourth Amendment to Second Amended and Restated Loan Agreement (the "Fourth Amendment to the 1991 Loan Agreement") thereby amending and modifying certain terms contained in the 1991 Loan Agreement; and

     S. On or about September 27, 1991, November 22, 1991, March 24, 1992, April 9, 1992, and on various other dates, the Companies (with the exception of INET Logistics, Inc.) executed and delivered to the Banks certain other loan and security documents, agreements, instruments, certificates, mortgages, mortgage modification agreements and financing statements in connection with the 1991 Loan Agreement and the indebtedness referred to therein (all of the foregoing, together with the 1991 Closing Documents, the First Amendment to the 1991 Loan Agreement, the Second Amendment to the 1991 Loan Agreement, the Third Amendment to the 1991 Loan Agreement and the Fourth Amendment to the 1991 Loan Agreement are herein collectively referred to as the "1991 Loan Documents"); and

     T. As of January 19, 1993, the Companies (with the exception of INET Logistics, Inc.) satisfied their obligations to the other lender under a certain Revolving Note dated as of January 15, 1991 in the original principal amount of $5,361,300.00, a certain Fixed Asset Note dated as of January 15, 1991 in the original principal amount of $2,164,500.00, and a certain Short Term Note dated as of January 15, 1991 in the original principal amount of $999,000.00, and such lender assigned to the Bank all of its risk participation interest in the Letters of Credit (as defined in Section 1.3 of the 1991 Loan Agreement); and

     U.   On or about January 19, 1993, the Bank and the
Companies (with the exception of INET Logistics, Inc.) executed a certain Third Amended and Restated Loan Agreement (hereinafter the "1993 Loan Agreement"), which set forth the terms and conditions of certain loans and extensions of credit; and

     V. On or about January 19, 1993, pursuant to the 1993 Loan Agreement, the Companies (with the exception of INET Logistics, Inc.) executed and delivered to the Bank certain other loan and security documents in connection with the extensions of credit provided for in the 1993 Loan Agreement, including without limitation, a Revolving Note, a Term Note, a substitute Standby Letter of Credit Reimbursement Agreement, a Master Funds Management Agreement, a substitute Intercorporate Funding Agreement, a Warrant Certificate with respect to rights to purchase shares of common stock of the Borrower, UCC-1 financing statements, UCC-3 amendments and continuation statements, mortgages, mortgage modification agreements, a Covenant Not to Sue, a Compliance Certificate, a Registration Rights Agreement and related documents (herein collectively the "1993 Closing Documents"); and

     W. On or about November 10, 1993, the Bank and the Companies (with the exception of INET Logistics, Inc.) executed a certain First Amendment to Third Amended and Restated Loan Agreement (the "First Amendment to the 1993 Loan Agreement"), thereby amending and modifying certain terms contained in the 1993 Loan Agreement; and

     X. On or about August 3, 1994, the Bank and the Companies (with the exception of INET Logistics, Inc.) executed a certain Second Amendment to Third Amended and Restated Loan Agreement (the "Second Amendment to the Third Amended and Restated Loan Agreement"), thereby amending and modifying certain terms contained in the 1993 Loan Agreement; and

     Y. On or about November 10 , 1993, August 3, 1994, and on various other dates, the Companies (with the exception of INET Logistics, Inc.) executed and delivered to the Bank certain other loan and security documents, agreements, instruments, certificates, mortgages, mortgage modification agreements and financing statements in connection with the 1993 Loan Agreement and the indebtedness referred to therein (all of the foregoing, together with the 1993 Closing Documents, the First Amendment to the 1993 Loan Agreement and the Second Amendment to the 1993 Loan Agreement are herein collectively referred to as the "1993 Loan Documents"); and

     Z. On or about January 15, 1996, the Companies (with the exception of INET Logistics, Inc.) and the Bank executed a certain Fourth Amended and Restated Loan Agreement (the "1996 Loan Agreement"), setting forth the terms of certain extensions of credit to the Companies; and

     AA. In connection with the 1996 Loan Agreement, the Companies executed and delivered to the Bank certain other loan documents, promissory notes, amendments to open-end mortgages, assignment of rents and security agreements, consents, assignments, security agreements, agreements, instruments and financing statements in connection with the indebtedness referred to in the 1996 Loan Agreement (all of the foregoing, together with the 1996 Loan Agreement, are hereinafter collectively referred to as the "1996 Closing Documents"); and

     BB. As of March 31, 1996, the Bank and the Companies executed a certain First Amendment to Fourth Amended and Restated Loan Agreement (the "First Amendment to Fourth Amended and Restated Loan Agreement"), thereby amending and modifying certain terms contained in the 1996 Loan Agreement (the 1996 Closing Documents and the First Amendment to Fourth Amended and Restated Loan Agreement are hereinafter collectively referred to as the "1996 Loan Documents").

     CC.   The Companies have requested that the Bank amend and
modify certain terms in the 1996 Loan Agreement to add the Borrower's new wholly owned subsidiary, INET Logistics, Inc., as a party thereto, and the Bank is willing to do so upon the terms and conditions contained herein.

     NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto for themselves and their successors and assigns do hereby agree, represent and warrant as follows:

              1.    Definitions.  All capitalized terms not
otherwise defined herein shall have the meanings ascribed to them in the 1996 Loan Agreement.

              2.    As of the date this Amendment becomes
effective, INET Logistics, Inc. shall be deemed to be a "Subsidiary" and one of the "Subsidiaries" and a "Company" and one of the "Companies," as those terms are defined in the 1996 Loan Agreement. INET Logistics, Inc. hereby agrees to be bound by each and every representation, warranty, term and covenant of the 1996 Loan Agreement, as amended from time to time, and agrees to execute contemporaneously herewith all such documents and agreements as the Bank shall require to become obligated under all of the obligations evidenced by the 1996 Loan Documents, and to grant and perfect to the Bank a first and exclusive security interest in all the business assets of INET Logistics, Inc.

     3. The preamble to the 1996 Loan Agreement is hereby amended to recite in its entirety that:

               This Fourth Amended and Restated Loan
Agreement (this "Agreement") is entered into at Columbus, Ohio, by, between and among The Huntington
National Bank (herein the "Bank") as lender, and Intrenet,
   Inc. (herein the "Borrower"), and Advanced Distribution System, Inc., Eck Miller Transportation Corporation,
INET Logistics, Inc., Mid-Western Transport, Inc.,
Roadrunner Enterprises, Inc., Roadrunner Trucking, Inc.,
 Roadrunner Distribution Services, Inc. and Roadrunner International Services, Inc. (herein collectively referred to as the "Subsidiaries"; the Borrower and the Subsidiaries are herein collectively and separately referred to as a "Company" or the "Companies"), as borrowers, as of the
      15th day of January, 1996. The Agreement is made pursuant to the following recitals:

     4.   Second 10.1, "Payment of Taxes and Claims," of the
1996 Loan Agreement is hereby amended to recite in its entirety
as follows:                    The Companies will pay before
they become delinquent:

          (a) all taxes, assessments and governmental charges or levies imposed upon it or its property; and

          (b) all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords, bailee and other like persons which, if unpaid, might result in
          the creation of a lien or encumbrance upon its property,

provided that items of the foregoing description need
not be paid while being contested in good faith and by appropriate proceedings and provided further that adequate book reserves have been established with respect thereto; provided further that the Companies' title to, and their right to use, their property is not materially adversely affected thereby, and provided further that
no tax liens have attached to the Companies' accounts,
contract rights, chattel paper, general intangibles, or inventory. In the case of any item of the foregoing description involving in excess of the amount which the Companies' independent public accountants shall fix as the threshold of materiality for purposes of their
audit of the then current year, the appropriateness of
the proceedings shall be supported by an opinion of the independent counsel responsible for such proceedings and the adequacy of such reserves shall be supported by
the opinion of the independent accountants.  In
addition, the Companies, pursuant to the request of the Companies, shall not be required to pay those delinquent taxes identified to the Bank in that certain
letter dated March 7, 1997, in the aggregate sum of $1,205,000.00, so long as (i) no tax liens have attached to any of the Companies' accounts, contract rights, chattel paper, general intangibles, or inventory as a result of
such          identified delinquent taxes and (ii) the Bank has
        established Reserves in an amount equal to or exceeding the amount of such taxes. "Reserves" shall mean the
     Bank shall have the right to deduct from any advances to
      be made to any of the Companies under the Revolving
  Loan from the Companies' availability under the Borrowing Base in amounts as the Bank may deem proper and necessary, in its sole discretion, to establish reserves to enable the above described taxes or contingent liabilities associated therewith to be paid.

              5.     Section 10.12, "Book Net Worth," of the
1996 Loan Agreement is hereby amended to recite in its entirety as follows:

          10.12     Book Net Worth.

          The Companies shall achieve a Book Net Worth of not less than:

          $22,500,000.00 as of December 31, 1995;

          $20,500,000.00 as of June 30, 1996;

          $19,750,000.00 as of December 31, 1996;

          $19,500,000.00 as of June 30, 1997;

          $20,750,000.00 as of December 31, 1997;

          $21,000,000.00 as of June 30, 1998;

          $22,000,000.00 as of December 31, 1998; and

          $22,500,000.00 as of June 30, 1999, and continuing at all times thereafter.

     6.   Section 10.13, "Ratio of Total Liabilities to Book Net
Worth," of the 1996 Loan Agreement is hereby amended to recite in its entirety that:

          10.13.    Ratio of Total Liabilities (including
Letters of          Credit) to Book Net Worth.
 The Companies shall achieve a ratio of Total Liabilities to
Book Net          Worth of not greater than (a) 3.50 to 1.00 as
of December 31, 1995; (b) 3.00          to 1.00 as of June 30,
1996; (c) 3.30 to 1.00 as of December 31, 1996; (d)
3.50 to 1.00 as of June 30, 1997; (e) 3.00 to 1.00 as of
December 31, 1997,          (f) 3.00 to 1.00 as of June 30,
1998, and (g) 2.50 to 1.00 as of December 31,          1998, and
continuing at all times thereafter.

     7.   Section 10.14, "Current Ratio," of the 1996 Loan
Agreement is hereby amended to recite in its entirety that:

          10.14     Current Ratio.

               The Companies, on a combined and consolidated
basis, shall achieve          a ratio of current assets to
current liabilities of not less than (a) 0.90 to 1.00
as of December 31, 1995, (b) .90 to 1.00 as of December 31,
1996, (c) .90 to          1.00 as of June 30, 1997, (d) .90 to
1.00 as of December 31, 1997, (e) .90 to          1.00 as of
June 30, 1998, and  (f) 1.00 to 1.00 as of December 31, 1998,
and          continuing at all times thereafter.

     8. Section 14.1, "Notices," of the 1996 Loan Agreement is hereby amended to recite in its entirety that:

          14.1 Notices.               (a)  All communications
under this Agreement or under the notes or
reimbursement agreements executed pursuant hereto shall be in
writing and          shall be mailed by first class mail,
postage prepaid,

               (1)  if to the Bank, at the following address, or
at such other                    address as may have been
furnished in writing to the                    Companies by the
Bank:

                    The Huntington National Bank
   105 West Fourth Street                    Suite 618
         Cincinnati, Ohio 45202                    Attn: Steven
M. Kuhn, Vice President

               (2)  if to the Companies, at the following
address, or at such other                    address as may have
been furnished in writing to the Bank by                    the
Companies:

                    Intrenet, Inc.                    400
TechneCenter Drive, Suite 200                    Milford, OH
45150                    Attn:  Jonathan G. Usher, Vice
President-Finance

          (b)  any notice so addressed and mailed by registered
or certified mail          shall be deemed to be given when so
mailed.

     9. Exhibits E, G and I to the 1996 Loan Agreement are hereby amended to recite in their entirety as set forth in Exhibits E, G and I to this Amendment.

     10. Conditions of Effectiveness. This Amendment shall become effective as of March 7, 1997, upon satisfaction of all of the following conditions precedent:

     (a) The Bank shall have received two duly executed copies of this Amendment and such other certificates, instruments, documents, agreements, and opinions of counsel as may be required by the Bank, each of which shall be in form and
substance satisfactory to the Bank and its counsel; and     (b)
The Bank shall have received an Amendment Fee in respect of this Amendment in the amount of $20,000.00 of which $10,000.00 has
been paid prior to the date hereof; and          (c)  The
representations contained in paragraph 11 below shall be true and accurate.

     11. Representations. Except for the delinquent taxes referenced in the amendments in Paragraph 4 above as it relates to Section 8.9 of the 1996 Loan Agreement, each of the Companies represents and warrants that after giving effect to this Amendment (a) each and every one of the representations and warranties made by or on behalf of each of the Companies in the 1996 Loan Agreement or the 1996 Loan Documents is true and correct in all respects on and as of the date hereof, except to the extent that any of such representations and warranties related, by the expressed terms thereof, solely to a date prior hereto; (b) each of the Companies has duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in the 1996 Loan Agreement and 1996 Loan Documents; and (c) no event has occurred or is continuing, and no condition exists which would constitute an Event of Default.

     12. Amendment to 1996 Loan Agreement. (a) Upon the effectiveness of Sections 2 through 9 hereof, each reference in the 1996 Loan Agreement to "Fourth Amended and Restated Loan Agreement," "Loan and Security Agreement," "Loan Agreement," "Agreement," the prefix "herein," "hereof," or words of similar import, and each reference in the 1996 Loan Documents to the 1996 Loan Agreement, shall mean and be a reference to the 1996 Loan Agreement as amended hereby. (b) Except as modified herein, all of the representations, warranties, terms, covenants and conditions of the 1996 Loan Agreement, the 1996 Loan Documents and all other agreements executed in connection therewith shall remain as written originally and in full force and effect in accordance with their respective terms, and nothing herein shall affect, modify, limit or impair any of the rights and powers which the Bank may have thereunder. The amendment set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any of the Bank's rights under or of any other term or provisions of the 1996 Loan Agreement, any 1996 Loan Document, or other agreement executed in connection therewith, or of any term or provision of any other instrument referred to therein or herein or of any transaction or future action on the part of the Companies which would require the consent of the Bank, including, without limitation, waivers of Events of Default which may exist after giving effect hereto. Each of the Companies ratifies and confirms each term, provision, condition and covenant set forth in the 1996 Loan Agreement and the 1996 Loan Documents and acknowledges that the agreement set forth therein continue to be legal, valid and binding agreements, and enforceable in accordance with their respective terms.

     13. Authority. Each of the Companies hereby represents and warrants to the Bank that as to such Company (a) such Company has legal power and authority to execute and deliver the within Amendment; (b) the officer executing the within Amendment on behalf of such Company has been duly authorized to execute and deliver the same and bind such Company with respect to the provisions provided for herein; (c) the execution and delivery hereof by such Company and the performance and observance by such Company of the provisions hereof do not violate or conflict with the articles of incorporation, regulations or by-laws of such Company or any law applicable to such Company or result in the breach of any provision of or constitute a default under any agreement, instrument or document binding upon or enforceable against such Company; and (d) this Amendment constitutes a valid and legally binding obligation upon such Company in every respect.

     14. Counterparts. This Amendment may be executed in two or more counterparts, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute one and the same document. Separate counterparts may be executed with the same effect as if all parties had executed the same counterparts.

     15. Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of Ohio.

          IN WITNESS WHEREOF, the Companies and the Bank have hereunto set their hands as of the date first set forth above.

                              THE BORROWER:

                              INTRENET, INC.

                              By: /s/ Jonathan G. Usher


                              Its: Vice President


                              THE SUBSIDIARIES:

                              ADVANCED DISTRIBUTION SYSTEM, INC.

                              By: /s/ Jonathan G. Usher


                              Its: Vice President


                              ECK MILLER TRANSPORTATION  CORPORATION


                              By: /s/ Jonathan G. Usher

                              Its: Vice President


                              INET LOGISTICS, INC.

                              By: /s/ Jonathan G. Usher


                              Its: Vice President


                              MID-WESTERN TRANSPORT INC.

                              By: /s/ Jonathan G. Usher


                              Its:  Vice President


                              ROADRUNNER ENTERPRISES, INC.


                              By: /s/ Jonathan G. Usher


                              Its: Vice President


                              ROADRUNNER TRUCKING, INC.

                              By: /s/ Jonathan G. Usher


                              Its: Vice President


                              ROADRUNNER DISTRIBUTION SERVICES, INC.

                              By: /s/ Jonathan G. Usher


                              Its: Vice President


                              ROADRUNNER INTERNATIONAL SERVICES, INC.

                              By: /s/ Jonathan G. Usher


                              Its: Vice President




                              THE BANK:

                              THE HUNTINGTON NATIONAL BANK

                              By: /s/ Steven M. Kuhn


                              Its: Vice President






 COLUMBUS/279676.04